SUPPLEMENT DATED OCTOBER 19, 2001
                         TO PROSPECTUS DATED MAY 1, 2001
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                   SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                                  TOWERS PERRIN

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2001 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE TOWERS PERRIN GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 12 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE TOWERS PERRIN GROUP CONTRACT AND CERTIFICATES.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for the Group Variable Universal Life Insurance include:

     o    Active, salaried full-time US employees of Towers Perrin.

     o    Active, salaried full-time reduced hour US employees of Towers Perrin.

We refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

IS THERE A LIMITED ENROLLMENT PERIOD?

Yes. An eligible employee may only enroll during Towers Perrin's annual enrollment period. However, new employees may enroll for coverage during the year, as long as they enroll within 31 days after first becoming eligible.

COVERAGE INFORMATION

HOW MUCH COVERAGE MAY I BUY?

A Participant may choose a Face Amount from one to five times base annual earnings up to a maximum of $3,000,000. (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000).

WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

Special rules apply during the initial enrollment period.

     O FOR A CURRENT PARTICIPANT: Current amounts of coverage are "grandfathered", provided that amounts in excess of $1,000,000 have been subject to the eligible employee giving evidence of good health. In addition, any increase in coverage will be subject to the eligible employee giving evidence of good health.

     O FOR A NEWLY HIRED ELIGIBLE GROUP MEMBER: You must provide evidence of good health if you enroll and request a Face Amount that is more than $1,000,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

CAN I INCREASE MY COVERAGE AMOUNT?

Yes. After the initial enrollment, you may increase your Face Amount of insurance during the annual enrollment, but you must provide evidence of good health. You may also increase your face amount of insurance within 31 days following a qualifying life event, but you will be required to provide evidence of good health.

WILL MY COVERAGE AMOUNT EVER DECREASE?

No. Your level of coverage will not be decreased unless you request a decrease from Prudential.

See the CHANGES IN FACE AMOUNT and TAX TREATMENT OF CERTIFICATE BENEFITS sections of the prospectus.

DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. You can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill. Accelerated death benefits are subject to a combined maximum of $1,000,000 if your term life death benefit is also accelerated. "Terminally ill" means you have a life expectancy of 12 months or less.

AM I ENTITLED TO ADDITIONAL BENEFITS?

Yes.  You are eligible for the Accelerated Death Benefit, as stated earlier.

DOES THE COVERAGE HAVE EXCLUSIONS?

Yes. As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the SUICIDE EXCLUSION section of the prospectus.

WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.

PREMIUMS

HOW DO I PAY PREMIUMS?

For active employees, Towers Perrin will send routine premium payments to Prudential by payroll deduction, and will makes these payments monthly. Retirees, employees on an approved leave of absence, and Participants who choose Portable Coverage will be billed directly by Prudential and will submit their premium payments directly to Prudential.

HOW MUCH MONEY CAN I CONTRIBUTE TO MY INVESTMENT OPTIONS?

You can contribute, subject to annual and lifetime limits set by the Internal Revenue Service, any dollar amount. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives and principal strategies are as follows:

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that offer above-average growth prospects.

SMALL CAPITALIZATION STOCK PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

VALUE PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

JANUS ASPEN SERIES

The portfolios of the Janus Aspen Series in which the Separate Account may currently invest and their investment objectives are as follows:

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

INTERNATIONAL GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States.

SCUDDER VARIABLE SERIES II

The portfolio of Scudder Variable Series II in which the Separate Account may currently invest (the "Scudder Series") and its investment objective is as follows:

SCUDDER HIGH-YIELD PORTFOLIO: Seeks to provide a high level of current income by investing in fixed-income securities.

T ROWE PRICE VARIABLE FUNDS

The portfolio of the T. Rowe Price Equity Series, Inc. in which the Separate Account may currently invest and its investment objective is as follows:

MID-CAP GROWTH PORTFOLIO: Seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of medium-sized (mid-cap) companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in the S&P 400 Mid-Cap Index.

FUND FEES AND EXPENSES

=================================================================================================================
                                                                                                TOTAL FUND
                                               INVESTMENT                                     ANNUAL EXPENSES
                                               MANAGEMENT       12B-1       OTHER             (AFTER EXPENSE
                   FUNDS                           FEE          FEES       EXPENSES          REIMBURSEMENTS) (1)
-----------------------------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
(CLASS I SHARES)
 Diversified Bond Portfolio                        0.40%          --         0.05%                 0.45%
 Flexible Managed Portfolio                        0.60%          --         0.04%                 0.64%
 Global Portfolio                                  0.75%          --         0.10%                 0.85%
 Money Market Portfolio                            0.40%          --         0.04%                 0.44%
 Prudential Jennison Portfolio                     0.60%          --         0.04%                 0.64%
Small Capitalization Stock Portfolio               0.40%          --         0.08%                 0.48%
Stock Index Portfolio                              0.35%          --         0.04%                 0.39%
Value Portfolio                                    0.40%           -         0.05%                 0.45%


JANUS ASPEN SERIES
(INSTITUTIONAL SHARES)
 Growth Portfolio(2)                               0.65%          --         0.02%                 0.67%
 International Growth Portfolio(2)                 0.65%          --         0.06%                 0.71%


SCUDDER VARIABLE SERIES II
(FORMERLY KEMPER VARIABLE SERIES)
 Scudder High-Yield Portfolio                      0.60%          --         0.08%                 0.68%


T. ROWE PRICE VARIABLE FUNDS
 Mid-Cap Growth Portfolio (3)                      0.85%          --         0.00%                 0.85%

=================================================================================================================


(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Growth and International Growth Portfolios. All expenses are shown without the effect of expense offset arrangements.

(3) The investment management fee includes the ordinary expenses of operating the Portfolios.

FUND ADVISERS

The Prudential Series Fund, Inc. is managed by Prudential Investments Fund Management LLC ("PIFM"), a Prudential company, through subadvisers that PIFM employs. Prudential Investment Management, Inc., also a Prudential company, serves as subadviser to the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio and the Stock Index Portfolio. Jennison Associates LLC, also a Prudential company, serves as subadviser to the Global Portfolio, the Prudential Jennison Portfolio, and the Value Portfolio. Deutsche Asset Management Inc. and Victory Capital Management Inc. each manage a portion of the Value Portfolio.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

The asset manager of the Scudder Variable Series II portfolio is Zurich Scudder Investments, Inc. ("Zurich Scudder"). Zurich Scudder's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

The investment manager for the T. Rowe Price Variable Funds is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolio.

Your enrollment kit gives more information about the past performance of each investment option.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

CHANGES IN PERSONAL STATUS

IS THERE A DISABILITY PROVISION UNDER MY CERTIFICATE?

No. But you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence that is approved by Towers Perrin. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill.

CAN I CONTINUE COVERAGE WHEN I RETIRE?

Yes. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill.

CAN I CONTINUE COVERAGE IF I LEAVE THE COMPANY FOR REASONS OTHER THAN
RETIREMENT?

You may continue your coverage on a Portable basis if you leave Towers Perrin for any reason. Rates for Portable coverage are higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee of $3 per bill.

DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus to see what options you have when your coverage ends.

WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either Towers Perrin or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not Towers Perrin replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

     o If Towers Perrin DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

     o If Towers Perrin DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

See the OPTIONS ON TERMINATION OF COVERAGE section of the prospectus.

CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the Towers Perrin Group Contract are as follows:

1. CHARGES FOR TAXES ON PREMIUM PAYMENTS. Prudential deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.25%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the Towers Perrin Group Contract that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

     For Towers Perrin, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4. MONTHLY CHARGES. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.00 for administrative expenses from your Certificate Fund.

5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.

WHEN MAY CHARGES CHANGE?

The prospectus lists the MAXIMUM CHARGES that we may charge under the Towers Perrin Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus and a new supplement like this one each year that shows any changes. If we change the charges during a year, we will send you a notice of the change.

ILLUSTRATION OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the Towers Perrin Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

     o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

     o    The Face Amount of insurance under the Certificate is $100,000

     o The Participant makes a $100 premium payment on the first day of each month, for a total of $1200 over the course of each year.


ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT CHARGES Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

          o The charge deducted from each premium payment for taxes on premium payments is 2.60%.

          o    Prudential deducts no sales charge from premium payments.

          o    Prudential deducts no processing charge from premium payments.

          o Each month, Prudential deducts a $3 charge for administrative expenses.

          o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

          o Prudential deducts the current non-smoker cost of insurance charge under the Towers Perrin Group Contract.

          o    Prudential does not deduct a surrender charge.


ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assume that the MAXIMUM CHARGES permitted under Group Contract would be made.

Here's what we assumed:

          o The charge deducted from each premium payment for taxes on premium payments is 2.60%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

          o Prudential deducts a sales charge equal to 3.5% from each premium payment.

          o Prudential deducts a processing charge of $2 from each premium payment.

          o Each month, Prudential deducts a $6 charge for administrative expenses.

          o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

          o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

          o    Prudential deducts a $20 charge upon surrender.

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 12 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance - or "investment return"--of the Funds. The three different assumptions are:

          o    gross annual rate of return is 0%

          o    gross annual rate of return is 4.5%

          o    gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

o    The first column shows the CERTIFICATE YEAR.

o The second column shows the PARTICIPANT'S AGE at the end of each CERTIFICATE YEAR.

o The third column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

o The next three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).

o The last three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

You should note that:

o    Both "gross" and "net" investments returns are shown.

o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out.

Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

-- Fund investment management fees and other expenses were assumed to equal 0.60% per year, which was the average Fund expense in 2000.

-- For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.05%, 3.45% and 7.95%.

-- For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.50%, 3.00% and 7.50%.

o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

o    We assumed no loans or partial withdrawals were taken.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

We show these rates of investment return only to help you understand how the Certificate works. You should not assume that the investment rates of return are actual rates of return. You should also not assume that these rates are examples of past or future investment performance. Neither Prudential nor the Funds can tell you whether these rates of investment can actually be achieved.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.


                                                         ILLUSTRATION #1

                                                          TOWERS PERRIN
                                       GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                 SPECIFIED FACE AMOUNT: $100,000
                                                           ISSUE AGE 40
                       ASSUME TOTAL MONTHLY CONTRIBUTION OF $100.00 TOWARDS COST OF INSURANCE AND SIDE FUND
                                                      USING CURRENT CHARGES
                                                                                      Cash Surrender Value (1)
                                                                    -----------------------------------------------------------
                                                                                Assuming Hypothetical Gross (and Net)
                                                                                   Annual Investment Return of
   End of                    Annual          Premiums               -----------------------------------------------------------
Certificate                  Premium        Accumulated              0.0% Gross              4.5% Gross              9.0% Gross
    Year         Age         Outlay       at 4% per year            (-1.05% Net)            (3.45% Net)              (7.95% Net)
-----------      ---         -------      --------------            ------------             ----------              -----------
      1          41          $1,200            $1,226                   $1,022                  $1,047                   $1,071
      2          42          $1,200            $2,501                   $2,033                  $2,130                   $2,228
      3          43          $1,200            $3,827                   $3,033                  $3,250                   $3,476
      4          44          $1,200            $5,206                   $4,023                  $4,409                   $4,824
      5          45          $1,200            $6,640                   $5,003                  $5,607                   $6,279
      6          46          $1,200            $8,131                   $5,923                  $6,798                   $7,798
      7          47          $1,200            $9,682                   $6,834                  $8,029                   $9,438
      8          48          $1,200           $11,295                   $7,735                  $9,302                  $11,209
      9          49          $1,200           $12,973                   $8,627                 $10,620                  $13,120
     10          50          $1,200           $14,718                   $9,509                 $11,983                  $15,183
     15          55          $1,200           $24,546                  $13,386                 $19,091                  $27,737
     20          60          $1,200           $36,503                  $16,391                 $26,760                  $45,296
     25          65          $1,200           $51,051                  $18,213                 $34,692                  $69,745
     30          70          $1,200           $68,751                  $18,205                 $42,144                 $103,407
     35          75          $1,200           $90,286                  $15,478                 $47,926                 $149,339
     40          80          $1,200          $116,486                   $8,305                 $49,635                 $210,916
     45          85          $1,200          $148,363                       $0 (2)             $44,288                 $292,928
     50          90          $1,200          $187,146                       $0                 $26,261                 $400,062

                                           Death Benefits (1)
                      ------------------------------------------------------------
                                 Assuming Hypothetical Gross (and Net)
                                    Annual Investment Return of
   End of             ------------------------------------------------------------
Certificate            0.0% Gross              4.5% Gross              9.0% Gross
    Year              (-1.05% Net)            (3.45% Net)              (7.95% Net)
-----------           ------------            -----------              -----------
      1                  $101,022               $101,047                 $101,071
      2                  $102,033               $102,130                 $102,228
      3                  $103,033               $103,250                 $103,476
      4                  $104,023               $104,409                 $104,824
      5                  $105,003               $105,607                 $106,279
      6                  $105,923               $106,798                 $107,798
      7                  $106,834               $108,029                 $109,438
      8                  $107,735               $109,302                 $111,209
      9                  $108,627               $110,620                 $113,120
     10                  $109,509               $111,983                 $115,183
     15                  $113,386               $119,091                 $127,737
     20                  $116,391               $126,760                 $145,296
     25                  $118,213               $134,692                 $169,745
     30                  $118,205               $142,144                 $203,407
     35                  $115,478               $147,926                 $249,339
     40                  $108,305               $149,635                 $310,916
     45                        $0 (2)           $144,288                 $392,928
     50                        $0               $126,261                 $500,062


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                       ILLUSTRATION #2

                                                        TOWERS PERRIN
                                     GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                               SPECIFIED FACE AMOUNT: $100,000
                                                         ISSUE AGE 40
                         ASSUME TOTAL CONTRIBUTION OF $100.00 TOWARDS COST OF INSURANCE AND SIDE FUND
                                              USING MAXIMUM CONTRACTUAL CHARGES
                                                                                  Cash Surrender Value (1)
                                                               -------------------------------------------------------------
                                                                           Assuming Hypothetical Gross (and Net)
                                                                                Annual Investment Return of
  End of                   Annual          Premiums            -------------------------------------------------------------
Certificate               Premium        Accumulated           0.0% Gross               4.5% Gross              9.0% Gross
   Year        Age         Outlay       at 4% per year        (-1.50% Net)              (3.00% Net)             (7.50% Net)
-----------    ---        -------       --------------        ------------              -----------              ----------
     1          41        $1,200            $1,226                   $533                     $547                    $560
     2          42        $1,200            $2,501                 $1,038                   $1,089                  $1,141
     3          43        $1,200            $3,827                 $1,491                   $1,604                  $1,721
     4          44        $1,200            $5,206                 $1,892                   $2,086                  $2,295
     5          45        $1,200            $6,640                 $2,235                   $2,530                  $2,859
     6          46        $1,200            $8,131                 $2,519                   $2,932                  $3,409
     7          47        $1,200            $9,682                 $2,742                   $3,288                  $3,939
     8          48        $1,200           $11,295                 $2,900                   $3,592                  $4,446
     9          49        $1,200           $12,973                 $2,990                   $3,837                  $4,921
    10          50        $1,200           $14,718                 $3,006                   $4,016                  $5,356
    15          55        $1,200           $24,546                 $1,650                   $3,440                  $6,390
    20          60        $1,200           $36,503                     $0 (2)                   $0 (2)              $3,672
    25          65        $1,200           $51,051                     $0                       $0                      $0 (2)
    30          70        $1,200           $68,751                     $0                       $0                      $0
    35          75        $1,200           $90,286                     $0                       $0                      $0
    40          80        $1,200          $116,486                     $0                       $0                      $0
    45          85        $1,200          $148,363                     $0                       $0                      $0
    50          90        $1,200          $187,146                     $0                       $0                      $0


                                     Death Benefits (1)
               -------------------------------------------------------------
                            Assuming Hypothetical Gross (and Net)
                                 Annual Investment Return of
  End of       -------------------------------------------------------------
Certificate     0.0% Gross               4.5% Gross              9.0% Gross
   Year        (-1.50% Net)              (3.00% Net)            (7.50% Net)
-----------    ------------              ----------             ------------
     1            $100,553                 $100,567               $100,580
     2            $101,058                 $101,109               $101,161
     3            $101,511                 $101,624               $101,741
     4            $101,912                 $102,106               $102,315
     5            $102,255                 $102,550               $102,879
     6            $102,539                 $102,952               $103,429
     7            $102,762                 $103,308               $103,959
     8            $102,920                 $103,612               $104,466
     9            $103,010                 $103,857               $104,941
    10            $103,026                 $104,036               $105,376
    15            $101,670                 $103,460               $106,410
    20                  $0 (2)                   $0 (2)           $103,692
    25                  $0                       $0                     $0 (2)
    30                  $0                       $0                     $0
    35                  $0                       $0                     $0
    40                  $0                       $0                     $0
    45                  $0                       $0                     $0
    50                  $0                       $0                     $0


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

WHEN ARE MONTHLY CHARGES DEDUCTED?

The exact date that we deduct the monthly charge from your Certificate Fund depends upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS BY AUTOMATIC PAYROLL DEDUCTION, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date Towers Perrin forwards the payroll deductions to us. We expect the Monthly Deduction Date to be near the first of the month.

Towers Perrin intends to forward automatic payroll deduction premium payments to us on a periodic basis, typically twice per month. But, if Towers Perrin has not transferred the payroll deductions to us by the 45th day after the first day of any month, we will deduct the monthly charge on the next Business Day following that 45th day.

If you make routine premium payments directly to Prudential, we will deduct the monthly charge on the first Business Day of each month.

WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?

The prospectus describes the standard features of the Towers Perrin Group Contract, including:

     o    the free-look period

     o    transfers between investment options

     o    dollar cost averaging

     o    more details on how loans work

     o    how you can change future premium allocations among investment options

     o    how paid-up coverage may be available

     o    how your insurance could end (known as "lapsing")

     o    reinstatement of your coverage

     o    contestability rules

     o    tax treatment of Certificate benefits

     o    definitions of special terms

     o    the Death Benefit

     o    withdrawals

Please refer to the prospectus for information on these and other features of the TOWERS PERRIN Group Contract.

WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-562-9874 to obtain the proper forms.

WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Money Market Account.

See the A "FREE LOOK" PERIOD section of the prospectus for more details.

WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-562-9874.